INVESTMENTS - Maturity Date (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
INVESTMENTS
Investments accounted for at fair values	$ 1,083	$ 3,260
Equity method investments carried at fair value	30,585	31,211
Equity investments without Readily Determinable Fair Values	43,530	44,180
Equity method investments	24,119	25,875
Total long-term investments	$ 99,317	$ 104,526